UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 19, 2025

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (973) 736-9340
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock No Par Value	LINC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or
revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth under Item 5.02 below is incorporated in its entirety herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2025, Lincoln Educational Services Corporation (the “Company”) entered into new employment agreements with each of Scott M. Shaw, its Chief Executive Officer and President, Brian K. Meyers, its Executive Vice President and Chief Financial Officer, Chad D. Nyce, its Executive Vice President and Chief Operating Officer, Alexandra M, Luster, its Senior Vice President, General Counsel  and Secretary and Stephen E. Ace, its Senior Vice President and Chief Human Resources Officer (collectively, the “Employment Agreements”). The principal purpose of the Employment Agreements was to continue each executive’s employment through December 31, 2028 as the previous employment agreements between the Company and the executives are due to expire by their terms on December 31, 2025.

The Employment Agreements contain substantially the same terms as the existing employment agreements between the Company and each of the executives previously disclosed by the Company including that each of the executives will continue in their current positions with the Company with base salary adjustments, effective as of January 1, 2026, as follows:  Mr. Shaw will receive $669,500, Mr. Meyers will receive $453,200, Mr. Nyce will receive $453,200, Ms. Luster will receive $317,474 and Mr. Ace will receive $309,000 which will continue through the remainder of the term unless adjusted upwards by action of the Company’s Board of Directors or its Compensation Committee in its sole discretion. Each executive will continue to be eligible to earn an annual performance bonus based upon achievement of performance targets or other criteria as determined by the Company’s Board of Directors or its Compensation Committee and receive substantially similar benefits to those previously received.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated December 19, 2025 between the Company and Scott M. Shaw.

10.2	Employment Agreement dated December 19, 2025 between the Company and Brian K. Meyers

10.3	Employment Agreement dated December 19, 2025 between the Company and Chad D. Nyce.

10.4	Employment Agreement dated December 19, 2025 between the Company and Alexandra M. Luster.

10.5	Employment Agreement dated December 19, 2025 between the Company and Stephen E. Ace.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: December 19, 2025
	By:	/s/ Alexandra M. Luster
Name: Alexandra M. Luster
Title: SVP & General Counsel